                                                                      Exhibit 24
                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of Applied Innovation Inc., a Delaware corporation (the "Company"), hereby appoints Gerard B. Moersdorf, Jr. and Curtis A. Loveland as his true and lawful attorneys-in-fact, or any of them, with power to act without the other, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's annual report on Form 10-K, for the fiscal year ended December 31, 2003, and any and all amendments thereto, hereby granting unto said attorneys, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as each of the undersigned could or might do in person, hereby granting to each such attorney full power of substitution and revocation, and hereby ratifying all that either such attorney or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of February 27, 2004.

DIRECTORS/OFFICERS:

                  Signature                                                     Title
                  ---------                                                     -----
/s/ Gerard B. Moersdorf, Jr.                                  Chairman of the Board, President and Chief
-------------------------------------                         Executive Officer
         Gerard B. Moersdorf, Jr.                             (Principal Executive Officer)


/s/ Michael P. Keegan                                         Executive Vice President and Chief Operating Officer
--------------------------------------------                  (Principal Financial and Principal Accounting Officer)
         Michael P. Keegan


 /s/ Michael J. Endres                                        Director
--------------------------------------------
         Michael J. Endres

 /s/ Thomas W. Huseby                                         Director
--------------------------------------------
         Thomas W. Huseby

 /s/ William H. Largent                                       Director
--------------------------------------------
         William H. Largent

/s/ Curtis A. Loveland                                        Director
--------------------------------------------
         Curtis A. Loveland

/s/ Richard W. Oliver                                         Director
--------------------------------------------
         Richard W. Oliver

/s/ John D. Riedel                                            Director
--------------------------------------------
         John D. Riedel

/s/ Alexander B. Trevor                                       Director
--------------------------------------------
         Alexander B. Trevor


                      Applied Innovation Inc. | Form 10-K